EXHIBIT 99.2

WEINGARTEN REALTY

People-to-People. Coast-to-Coast.

SAFEWAY

KROGER

Supplemental Financial Information

THE HOME DEPOT

SuperTARGET

publix
FOOD & PHARMACY

Quarter ended June 30, 2010

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest Income and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties (by Stabilization)	10
Land Held for Development	11
Disposition and Acquistion Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Supplemental Leasing Information	45

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of June 30, 2010, we owned or operated under long-term leases, interests in 376 developed income-producing properties and 10 new development properties (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 306 shopping centers, 77 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 43.6 million square feet of leasable area.  Our properties were 90.8% leased as of June 30, 2010, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Denver, CO

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company's intentions, beliefs, expectations or projections of the future. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor.  Accordingly, there is no assurance that our expectations will be realized.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,		Twelve Months Ended December 31,
	2010	2009	2010	2009	2009	2008	2007	2006

Revenues:
Rentals, net	$135,281	$139,066	$269,400	$279,385	$554,014	$578,859	$547,949	$494,609
Other	3,480	3,349	6,497	7,364	17,974	13,788	13,150	6,656
Total	138,761	142,415	275,897	286,749	571,988	592,647	561,099	501,265

Expenses:
Depreciation and amortization	37,994	37,252	74,143	74,791	147,876	149,795	122,228	111,617
Operating	25,719	26,766	51,698	49,804	102,936	113,472	99,586	81,765
Ad valorem taxes, net	16,401	18,408	33,323	36,372	70,668	70,608	64,347	58,354
Impairment loss	15,825		16,061		34,983	52,539
General and administrative	6,069	7,020	12,660	13,020	25,930	25,761	26,979	23,801
Total	102,008	89,446	187,885	173,987	382,393	412,175	313,140	275,537

Operating Income	36,753	52,969	88,012	112,762	189,595	180,472	247,959	225,728
Interest Expense, net	(37,466)	(39,377)	(75,083)	(78,816)	(153,207)	(156,318)	(156,248)	(148,052)
Interest and Other Income, net	972	3,645	3,835	4,908	11,427	4,333	8,483	9,043
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	2,630	3,884	5,866	7,546	5,548	12,196	19,853	14,655
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	(135)	8,858	(135)	8,858	25,311	12,961
Gain on Land and Merchant Development Sales		4,006		18,128	18,688	8,342	16,385	7,166
Benefit (Provision) for Income Taxes	301	2,257	(175)	(2,707)	(6,337)	10,220	(4,073)	(1,366)
Income from Continuing Operations	3,055	36,242	22,320	70,679	91,025	72,206	132,359	107,174
Operating Income from Discontinued Operations	3	1,810	12	3,950	3,220	11,669	20,234	33,079
Gain on Sale of Property from Discontinued Operations	618	6,248	618	6,987	55,765	68,722	83,659	145,494
Income from Discontinued Operations	621	8,058	630	10,937	58,985	80,391	103,893	178,573
(Loss) Gain on Sale of Property	(6)	4,886	842	11,380	25,266	1,998	4,086	22,493
Net Income	3,670	49,186	23,792	92,996	175,276	154,595	240,338	308,240
Less: Net Income Attributable to Noncontrolling Interests	(367)	(1,079)	(1,381)	(2,874)	(4,174)	(8,943)	(10,237)	(6,414)
Net Income Adjusted for Noncontrolling Interests	3,303	48,107	22,411	90,122	171,102	145,652	230,101	301,826
Preferred Share Dividends	(8,869)	(8,869)	(17,738)	(17,738)	(35,476)	(34,711)	(25,375)	(10,101)
Redemption Costs of Preferred Shares						(1,850)
Net (Loss) Income Attributable to Common Shareholders	$(5,566)	$39,238	$4,673	$72,384	$135,626	$109,091	$204,726	$291,725
Earnings Per Common Share - Basic	$(0.05)	$0.35	$0.04	$0.73	$1.24	$1.29	$2.39	$3.33
Earnings Per Common Share - Diluted	$(0.05)	$0.35	$0.04	$0.72	$1.23	$1.28	$2.35	$3.24

(a) See Page 19 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30,	December 31,
	2010	2009
ASSETS

Property	$4,673,423	$4,658,396
Accumulated Depreciation	(910,829)	(856,281)
Property, net	3,762,594	3,802,115

Investment in Real Estate Joint Ventures and Partnerships, net (a)	313,887	315,248
Total	4,076,481	4,117,363

Notes Receivable from Real Estate Joint Ventures and Partnerships	187,855	317,838
Unamortized Debt and Lease Costs, net	110,624	103,396
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,168 in 2010 and $10,380 in 2009)	84,400	96,372
Cash and Cash Equivalents	77,978	153,584
Restricted Deposits and Mortgage Escrows	11,726	12,778
Other, net	248,281	89,054
Total	$4,797,345	$4,890,385

LIABILITIES AND EQUITY

Debt, net	$2,544,607	$2,531,847
Accounts Payable and Accrued Expenses	120,575	137,727
Other, net	100,664	114,155
Total	2,765,846	2,783,729

Commitments and Contingencies

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2010 and 2009; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2010 and 2009; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2010 and 2009; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 120,387 in 2010 and 120,098 in 2009	3,624	3,615
Accumulated Additional Paid-In Capital	1,964,746	1,958,975
Net Income Less Than Accumulated Dividends	(95,207)	(37,350)
Accumulated Other Comprehensive Loss	(22,630)	(23,958)
Shareholders' Equity	1,850,541	1,901,290
Noncontrolling Interests	180,958	205,366
Total Equity	2,031,499	2,106,656
Total	$4,797,345	$4,890,385

(a)	This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors
Supplemental Financial Data
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Funds from Operations
Numerator:
Net (loss) income attributable to common shareholders	$(5,566)	$39,238	$4,673	$72,384
Depreciation and amortization	35,734	36,637	70,188	73,800
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,922	4,425	9,945	8,565
Gain on sale of property	(618)	(11,124)	(1,461)	(18,353)
(Gain) loss on sale of property of unconsolidated real estate joint ventures and partnerships	(1)		1	(4)
Funds from Operations - Basic	34,471	69,176	83,346	136,392
Funds from operations attributable to operating partnership units		489
Funds from Operations - Diluted	$34,471	$69,665	$83,346	$136,392
Non-cash impairment loss (1)	15,940	731	16,176	731
Funds from Operations before Impairment Loss	$50,411	$70,396	$99,522	$137,123

Denominator:
Weighted average shares outstanding - Basic	119,936	111,840	119,858	99,478
Effect of dilutive securities:
Share options and awards		486	797	455
Operating partnership units		2,102
Weighted average shares outstanding - Diluted	119,936	114,428	120,655	99,933

Funds from Operations per Share - Basic	$0.29	$0.62	$0.70	$1.37

Funds from Operations Per Share - Diluted	$0.29	$0.61	$0.69	$1.36

Growth in Funds from Operations per Share - Diluted		-52.5%		-49.3%

Funds from Operations before Impairment Loss per Share - Diluted	$0.42	$0.62	$0.82	$1.37

Dividends
Common Dividends per Share	$0.260	$0.250	$0.520	$0.775

Common Dividends Paid as a % of Funds from Operations	90.8%	43.3%	75.0%	55.6%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.4%	4.9%	4.6%	4.5%

General and Administrative Expenses/Total Assets before Depreciation	0.11%	0.12%	0.22%	0.22%

(1) Non-cash impairment loss includes impairments from continuing operations, discontinued operations and our share of unconsolidated real estate joint ventures and partnerships.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Rentals, net
Base minimum rent, net	$104,145	$106,258	$206,782	$214,274
Straight line rent	1,751	2,431	4,538	4,334
Over/Under-market rentals, net	498	569	757	1,409
Percentage rent	1,049	916	1,993	1,900
Tenant reimbursements	27,838	28,892	55,330	57,468
Total	$135,281	$139,066	$269,400	$279,385

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,649	$1,437	$3,416	$3,154
Non-Recurring				63
Total	$1,649	$1,437	$3,416	$3,217

Interest Expense, net
Interest paid or accrued	$38,679	$41,453	$77,765	$83,052
Over-market mortgage adjustment of acquired properties, net	(899)	(1,064)	(1,809)	(2,105)
Amortization of convertible bond discount	555	1,810	1,119	3,888
Gross interest expense	38,335	42,199	77,075	84,835
Less:
Capitalized interest	(869)	(2,822)	(1,992)	(6,019)
Total	$37,466	$39,377	$75,083	$78,816

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$916	$1,175	$2,353	$2,034
Deferred compensation interest income (loss)	(853)	1,463	(371)	1,099
Other	909	1,007	1,853	1,775
Total	$972	$3,645	$3,835	$4,908

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$138,761	$142,415	$275,897	$286,749
Operating expense	(25,719)	(26,766)	(51,698)	(49,804)
Ad valorem taxes	(16,401)	(18,408)	(33,323)	(36,372)
Total	96,641	97,241	190,876	200,573

Net Operating Income from Discontinued Operations	6	4,008	19	7,638

Minority Interests Share of Net Operating Income and Other Adjustments	(6,176)	(5,534)	(12,051)	(11,015)
Pro rata Income From Consolidated Ventures	90,471	95,715	178,844	197,196

Pro rata share of Unconsolidated Joint Ventures
Revenues	14,485	14,024	29,254	27,447
Operating Expense	(2,416)	(2,570)	(5,005)	(4,740)
Ad valorem taxes	(1,994)	(1,621)	(3,813)	(3,418)
Total	10,075	9,833	20,436	19,289

Net Operating Income including Joint Ventures	$100,546	$105,548	$199,280	$216,485

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$1,735	$2,174	$3,376	$4,557
Intercompany fee income reclass	1,253	1,617	3,058	2,965
Other adjustments	(358)	93	(568)	24
Equity in earnings of real estate joint ventures and partnerships, net	$2,630	$3,884	$5,866	$7,546

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30,	December 31,
	2010	2009
Property
Land	$889,621	$896,010
Land held for development	197,615	182,586
Land under development	45,729	32,709
Buildings and improvements	3,482,621	3,437,578
Construction in-progress	57,837	109,513
Total	$4,673,423	$4,658,396

Straight Line Rent Receivable	$55,499	$51,465

Other Assets, net
Notes receivable and mortgage bonds, net	$96,218	$45,922
Debt service guaranty asset	97,000
Non-qualified benefit plan assets	12,982	13,897
Out-of-market rentals, net	5,713	5,807
Deferred income tax asset	11,917	11,434
Interest rate derivative	11,859	2,601
Other	12,592	9,393
Total	$248,281	$89,054

Other Liabilities, net
Deferred revenue	$16,989	$18,806
Non-qualified plan benefit liabilities	35,609	37,205
Deferred income tax payable	6,863	6,993
Out-of-market rentals, net	13,097	15,157
Interest rate derivative	117	4,634
Other	27,989	31,360
Total	$100,664	$114,155

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$15,530	$17,278
Above-market leases - Accumulated Amortization	(9,817)	(11,471)
Below-market assumed Mortgages (included in Debt, net)	4,051	2,072
Below-market assumed Mortgages - Accumulated Amortization	(961)	(805)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	61,360	57,610
Valuation of in place leases - Accumulated Amortization	(33,584)	(32,361)
Total	$36,579	$32,323

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$35,095	$36,951
Below-market leases - Accumulated Amortization	(21,998)	(21,794)
Above-market assumed mortgages (included in Debt, net)	47,764	52,171
Above-market assumed mortgages - Accumulated Amortization	(29,829)	(31,329)
Total	$31,032	$35,999

Weingarten Realty Investors
Capitalization and Coverage Ratios
(in thousands, except common share data and percentages)

	June 30,		December 31,
	2010		2009

Common Share Data
Closing Market Price	$19.05		$19.79

Dividend Yield	5.46%		5.05%

90-Day, Average Daily Trading Volume	1,302,031		1,407,967

Capitalization (As reported)
Debt	$2,544,607		$2,531,847
Preferred Shares	497,500		497,500
Common Shares at Market	2,293,372		2,376,739
Operating Partnership Units at Market	31,585		33,445
Total Market Capitalization	$5,367,064		$5,439,531

Debt to Total Market Capitalization	47.4%		46.5%

Capitalization (Pro rata)
Debt	$2,409,965		$2,486,535
Preferred Shares	497,500		497,500
Common Shares at Market	2,293,372		2,376,739
Operating Partnership Units at Market	31,585		33,445
Total Market Capitalization	$5,232,422		$5,394,219

Debt to Total Market Capitalization	46.1%		46.1%

Capital Availability
Total Revolver Capacity	$500,000		$575,000
Revolver Balance Outstanding
Outstanding Letters of Credit under Revolver	8,330		7,185
Unused Portion of Revolving Line of Credit	$491,670		$567,815

Coverage Ratios (at Pro rata Share trailing 4 quarters)
Fixed Charge Coverage	2.08	x	2.19	x
Interest Coverage	2.48	x	2.61	x
Debt Service Coverage	2.36	x	2.47	x

Net Debt to Adjusted EBITDA	6.51	x	6.04	x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings	S&P		Moody's
Senior Debt	BBB		Baa2
Preferred Shares	BB+		Baa3
Outlook	Negative		Stable

Investment Activity

Weingarten Realty Investors
New Development Properties (By Stabilization)
As of June 30, 2010
(in thousands at pro rata share, except percentages)

									Pro	Pro	Total			YTD
					Total Square Feet		Percent Leased		Rata	Rata	Estimated		Est.	2010
				WRI	of Building Area (1)		Net		Spent	Spent	Investment (2)		Final	Pro
	Center			Own			@		Year-To-	Inception	WRI	Gross	ROI	Rata
	Name	Location	Anchors	%	Gross	Net	100%	Gross	Date	to Date	Costs	Costs	%	NOI $

UNDER DEVELOPMENT

1	Clermont Landing Phase 1*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	303	80	81.8%	91.3%	168	14,120	14,551	26,456
2	ClayPoint Distribution Park (Industrial)	Houston, Texas	Pioneer, Packaging Corp. of America	100.0%	359	158	64.1%	84.2%	147	7,665	8,853	8,853
3	Ridgeway Trace Center Phase 1	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	228	90	100.0%	100.0%	3,493	22,933	27,001	27,001
	Total 2010 Stabilizations				890	328	78.8%	90.6%	$3,808	$44,718	$50,406	$62,311	7.3%	$766

1	Gardens on Havana*	Aurora (Denver),Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.8%	428	170	88.0%	88.0%	547	22,975	15,880	39,910
2	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	100.0%	95	90	88.5%	89.1%	319	13,428	14,240	14,240
	Total 2011 Stabilizations				523	260	88.0%	88.2%	$866	$36,404	$30,121	$54,150	7.8%	$834

1	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	75	75	27.8%	27.8%	1,934	12,678	21,672	21,672
2	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	100.0%	75	63	85.2%	77.4%	1,820	5,113	7,615	7,615
3	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	25.0%	68.5%	103	13,463	14,922	14,922
4	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	305	70	18.0%	76.4%	251	16,056	15,002	15,002
5	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	63	19	33.2%	62.8%	7	4,697	3,351	6,093
6	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	22.2%	81.7%	204	4,623	6,088	6,088
7	Riverpoint at Sheridan	Sheridan (Denver),Colorado	Costco #, Target #, Regal Cinema	50.0%	497	83	58.4%	86.0%	538	57,774	20,362	40,724
	Total 2012 and Thereafter Stabilizations				1,314	408	43.3%	76.4%	$4,856	$114,402	$89,013	$112,117	8.0%	$19

	Total 10 Properties Under Development (exclusive of phasing)				2,727	997	69.5%	83.3%	$9,530	$195,525	$169,539	$228,578	7.8%	$1,619

* Unconsolidated Joint Venture

# Denotes anchors that are not owned by Weingarten

(1)	Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area

Weingarten Realty Investors
Land Held for Development
As of June 30, 2010
(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

FM 1957 (Potranco Rd) and FM 211, San Antonio	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta	50.0%	81.6
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh	100.0%	79.9
Rock Prairie Rd. at Hwy. 6, College Station	100.0%	65.8
Highway 17 and Highway 210, Surf City	100.0%	46.5
Shary Road and US Hwy 83, Mission	50.0%	36.9
FM 2920 and Future 249, Tomball - Houston	100.0%	33.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Decatur at 215 - Las Vegas	100.0%	25.3
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC	100.0%	24.0
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	100.0%	21.9
Mississippi at Havana, Aurora - Denver	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland	100.0%	12.6
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	100.0%	11.7
Bear Valley Road at Jess Ranch Parkway, Apple Valley III	50.0%	10.3
Lon Adams Rd at Tangerine Farms Rd - Tuscan	50.0%	9.7
Culebra Road and Westwood Loop, San Antonio	100.0%	9.3
SH 151 & Ingram Rd, San Antonio, TX	66.7%	8.5
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	7.5
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	50.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
SEC Poplar Ave at I-240, Memphis, TN	100.0%	3.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway, Apple Valley II	50.0%	3.2
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes	100.0%	1.7
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	1.5
Other (2)	100.0%	39.5
Total Land Held For Development Properties		826.4	$210,186	$164,571

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures made in 2008, 2009 and 2010
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note:	Land costs account for $166.2 million of total investment at 100%, $129.9 million at pro rata share.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended June 30, 2010
(in thousands at pro rata share)

		Sq. Ft. of			Weighted
		Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Dispositions

Crestview - Pad	Houston, TX	-	2/17/10
Jess Ranch Marketplace - Bank of America	Apple Valley, CA	5	3/22/10
Tate's Creek Centre - McDonald's	Lexington, KY	5	3/25/10
Southgate Shopping Center - Controlled Fluids	Beaumont, TX	25	4/15/10
Southgate Shopping Center - Phase II	Beaumont, TX	8	5/20/10
Jess Ranch - Red Robin	Apple Valley, CA	6	6/15/10

Total Dispositions				$4,911	6.30%

			Date	Total
			Aquired	Investment	Yield

Acquisitions

Crosswinds Distribution Center	San Antonio, TX	142	05/26/10	$7,809	6.60%

Weingarten Realty Investors
Property Investment Summary
(in thousands at pro rata share)

					Remodels/
					Existing
		New	Major	Tenant	Development		Leasing/	All
	Acquisitions	Development	Repairs	Finish	(1)		Broker Fees	Other	Total

Quarter Ended 3/31/2010		$5,183	$367	$9,496	$4,386		$4,658	$360	$24,450
Quarter Ended 6/30/2010	$7,809	4,347	2,614	7,183	1,410		4,658	28	28,049
Six Months Ended 06/30/2010	$7,809	$9,530	$2,981	$16,679	$5,796		$9,316	$388	$52,499

Year Ended 12/31/2009		71,167	10,469	21,672	23,455		20,600	10,507	157,870
Year Ended 12/31/2008	2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793
Year Ended 12/31/2007	565,427	218,239	18,236	29,928	20,751		21,345	13,356	887,282

(1)	Primarily incremental investment on properties formerly classified as new development
(2)	Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		2nd Quarter		4th Quarter
	June 30,	Weighted	December 31,	Weighted
	2010	Average Rate (1)	2009	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,153,658	6.61%	$1,197,234	6.55%
7% 2011 Bonds	117,670	7.00%	117,670	7.00%
3.95% Convertible Bonds (2)	128,861	3.95%	131,603	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	921,813	5.66%	959,562	5.64%
Revolving Credit Agreement (3)				3.05%
Industrial Revenue Bonds	2,490	2.36%	2,663	2.33%
Obligations under Capital Leases	23,115	6.59%	23,115	5.55%
Subtotal Consolidated Debt	2,447,607	5.94%	2,531,847	5.97%
Debt Service Guaranty Liability (4)	97,000
Total Consolidated Debt - As Reported	2,544,607	5.94%	2,531,847	5.97%
Less: Noncontrolling Interest	(261,438)		(209,458)
Plus: WRI Share of Unconsolidated Joint Ventures	126,796		164,146
Total Debt - Pro rata Share	$2,409,965	5.91%	$2,486,535	5.99%

				Weighted
		2nd Quarter		Average
	Debt	Weighted		Remaining
	Balance	Average Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of June 30, 2010
Fixed-rate debt	$1,945,953	6.25%	80.7%	6.11
Variable-rate debt	464,012	4.46%	19.3%	3.55
Total	$2,409,965	5.91%	100.0%	5.62

As of December 31, 2009
Fixed-rate debt	$2,100,080	6.28%	84.5%
Variable-rate debt	386,455	3.14%	15.5%
Total	$2,486,535	5.99%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of June 30, 2010
Secured Debt	$1,081,343	6.57%	44.9%	5.37
Unsecured Debt	1,328,622	5.35%	55.1%	5.81
Total	$2,409,965	5.91%	100.0%	5.62

As of December 31, 2009
Secured Debt	$1,141,875	6.62%	45.9%
Unsecured Debt	1,344,660	5.48%	54.1%
Total	$2,486,535	5.99%	100.0%

	As	Pro rata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 06/30/10	5.94%	5.91%
Three months ended 12/31/09	5.97%	5.99%
Twelve months ended 12/31/09	5.62%	5.64%

(1)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bonds and loan costs related to financing.
(2)	The convertible bonds, with a face value of $131.3 million, mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.
(3)	Weighted average revolving interest rate excluding the effect of the commitment fee was 0.84% in fourth quarter 2009.
(4)	Debt Service Guaranty Liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2010
(in thousands, except percentages)

	As Reported		Pro rata Share
		Weighted		Weighted
	Maturities	Average Rate (5)	Maturities	Average Rate (5)	Floating Rate	Fixed Rate	Secured	Unsecured
2010 (1) (2)	$55,550	6.39%	$65,306	6.46%	$4,174	$61,132	$44,676	$20,630
2011 (3)	218,767	6.75%	229,590	6.77%	86	229,504	101,955	127,635
2012	307,657	5.66%	310,440	5.71%	3,290	307,150	127,180	183,260
2013	440,804	6.05%	334,073	5.93%	25,980	308,093	160,482	173,591
2014	389,647	5.48%	406,308	5.53%	2,115	404,193	91,308	315,000
2015	248,402	6.38%	214,593	6.29%		214,593	124,593	90,000
2016	209,219	6.55%	228,342	6.66%		228,342	153,342	75,000
2017	118,973	6.88%	138,536	7.18%		138,536	113,536	25,000
2018	55,040	7.34%	13,565	7.34%		13,565	13,565
2019	53,962	7.67%	54,894	7.70%		54,894	54,894
Thereafter (3)	306,722	6.06%	308,059	6.09%		308,059	45,072	262,987
Subtotal	2,404,743		2,303,706		35,645	2,268,061	1,030,603	1,273,103

Other (4)	139,864		106,259		11,778	94,481	50,740	55,519
Swap Maturities:
2012					86,600	(86,600)
2013					94,000	(94,000)
2014					165,000	(165,000)
2017					70,989	(70,989)
Total	$2,544,607	5.94%	$2,409,965	5.88%	$464,012	$1,945,953	$1,081,343	$1,328,622

(1)	Includes $2.0 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Includes $9.7 million of MTN's maturing 2028 with 12 and 20 year put options.
(3)	Thereafter includes $131.3 million of Convertible Debt maturing in 2026 which has a 5 year call and put option in 2011.
(4)
Other includes capital leases, ASC 805 " Business Combinations" adjustment, debt service guaranty liability, market value of swaps and discounts on notes.  The debt service guaranty liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(5)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on Convertible Debt and loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Condensed Statements of Income	2010	2009	2010	2009

Revenues:
Base minimum rent, net	$35,194	$30,769	$69,949	$61,216
Straight line rent	748	994	1,411	1,774
Over/Under-market rentals, net	729	1,136	1,614	3,107
Percentage rent	46	197	403	369
Tenant reimbursements	9,209	8,713	18,878	16,620
Other income	1,154	1,313	2,352	2,938
Total	47,080	43,122	94,607	86,024

Expenses:
Depreciation and amortization	15,298	13,422	30,643	26,498
Interest, net	8,742	7,580	18,141	14,599
Operating	7,915	8,006	16,145	15,105
Ad valorem taxes, net	6,450	5,268	12,479	10,831
General and administrative	1,086	1,269	2,042	2,563
Impairment loss	231		231
Total	39,722	35,545	79,681	69,596

(Loss) gain on sale of property			(3)	11

Net income	$7,358	$7,577	$14,923	$16,439

Condensed Balance Sheets
			June 30,	December 31,
			2010	2009
ASSETS

Property			$1,979,411	$2,082,316
Accumulated depreciation			(221,778)	(191,478)
Property, net			1,757,633	1,890,838

Other assets, net			143,437	240,387

Total			$1,901,070	$2,131,225

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$444,465	$505,462
Amounts payable to Weingarten Realty Investors			203,223	335,622
Other liabilities, net			45,776	88,913
Total			693,464	929,997

Accumulated equity			1,207,606	1,201,228

Total			$1,901,070	$2,131,225

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Condensed Statements of Income	2010	2009	2010	2009

Revenues:
Base minimum rent, net	$10,643	$9,792	$21,220	$19,191
Straight line rent	334	394	690	672
Over/Under-market rentals, net	148	225	330	634
Percentage rent		87	140	148
Tenant reimbursements	2,878	2,909	5,845	5,425
Other income	482	617	1,029	1,377
Total	14,485	14,024	29,254	27,447

Expenses:
Depreciation and amortization	4,922	4,425	9,945	8,565
Interest, net	2,825	2,658	6,093	5,016
Operating	2,416	2,570	5,005	4,740
Ad valorem taxes, net	1,994	1,621	3,813	3,418
General and administrative	478	576	905	1,155
Impairment loss	116		116
Total	12,751	11,850	25,877	22,894

(Loss) gain on sale of property	1		(1)	4

Net income	$1,735	$2,174	$3,376	$4,557

Condensed Balance Sheets
			June 30,	December 31,
			2010	2009
ASSETS

Property			$556,429	$625,714
Accumulated depreciation			(75,904)	(67,170)
Property, net			480,525	558,544
Notes receivable from real estate joint ventures and partnerships			5,637	5,712
Unamortized debt and lease costs, net			12,541	13,297
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $733 in 2010 and $709 in 2009)			14,738	15,441
Cash and cash equivalents			11,345	15,230
Restricted deposits and mortgage escrows			1,355	1,757
Notes receivable and mortgage bonds, net			172	41,356
Out-of-market rentals, net			550	588
Interest rate derivative				124
Other assets, net			2,389	5,125
Total			$529,252	$657,174

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$126,931	$164,146
Amounts payable to Weingarten Realty Investors			92,503	159,141
Accounts payable and accrued expenses			5,088	6,419
Deferred revenue			1,344	1,331
Out-of-market rentals, net			4,072	4,395
Interest rate derivative			490
Other liabilities, net			951	23,257
Total			231,379	358,689

Accumulated equity			297,873	298,485

Total			$529,252	$657,174

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
June 30, 2010
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC	7	1,258	$326,058		20.0%		$63,298	$1,068
AEW SRP, LLC	10	895	164,577	$104,491	25.0%	$26,123	12,532	1
Collins	8	1,116	149,576	29,505	50.0%	14,752	52,862	986
AEW - Institutional Client	6	523	134,317	67,923	20.0%	13,585	12,680	219
BIT Retail	3	715	155,254	-	20.0%	-	30,121	526
BIT Investment Thirty-Six, LP	12	4,068	219,372	20,802	20.0%	4,160	33,140	276
Eagle AN, LP	7	2,049	50,957	33,657	20.0%	6,731	0	69
Jamestown	6	1,341	154,448	95,270	20.0%	19,054	11,583	486

Other	27	4,033	546,509	92,818	45.8%	42,525	97,671	2,235

Total	86	15,999	$1,901,070	$444,465	27.5%	$126,931	$313,887	$5,866

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
As of June 30, 2010

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$104,491	5.7%	5.5
Collins	2	29,505	6.2%	11.1
AEW - Institutional Client	6	67,923	5.7%	3.7
BIT Investment Thirty-Six, LP	3	20,802	6.6%	1.8
Eagle AN, LP	1	33,657	8.1%	0.2
Jamestown	6	95,269	5.7%	4.3
Other	6	92,120	5.7%	3.4

Total	31	$443,767	6.0%	4.4

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (in thousands)	Weighted Average Rate (3)	Maturities (in thousands)	Weighted Average Rate (3)

2010 (1)	$43,487	5.8%	$10,031	5.9%
2011	40,461	5.7%	12,674	5.7%
2012	27,441	5.7%	6,115	5.7%
2013	52,363	5.6%	17,614	5.7%
2014	101,909	5.7%	22,099	5.7%
2015	37,211	5.8%	8,402	5.8%
2016	76,322	5.8%	20,129	5.8%
2017	46,375	6.3%	20,633	6.3%
2018	1,952	6.3%	976	6.3%
2019	2,078	6.3%	1,039	6.3%
Thereafter	14,168	6.4%	7,084	6.4%
Total	$443,767		$126,796

(1)	Excludes non-cash debt related items.
(2)	All mortgages are fixed rate except for one included in "other", which has a variable rate mortgage ($3.4 million at 100%) and matures in 2010.
(3)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations" and loan costs related to financing.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
(in thousands at pro rata share, except percentages and # of units)

			# of Units	Rental	Square
Rank	Tenant Name	DBAs		Revenue	Feet

1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	26	2.17%	1,203

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	36	1.93%	815

3	Ross Stores, Inc.	Ross Dress for Less	35	1.80%	721

4	Safeway, Inc.	Safeway, Randalls, Von's	17	1.20%	718

5	Home Depot, Inc.		6	1.10%	669

6	Petsmart, Inc.		19	1.02%	341

7	Office Depot, Inc.		24	1.02%	453

8	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	11	0.88%	254

9	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.88%	289

10	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	39	0.81%	338

11	Publix Super Markets, Inc.		23	0.81%	495

12	24 Hour Fitness Inc.		7	0.79%	179

13	Blockbuster Video		42	0.79%	194

14	Petco Animal Supplies, Inc.		21	0.74%	228

15	The Sports Authority		7	0.70%	262

16	Bed Bath & Beyond, Inc.		17	0.69%	326

17	Harris Teeter		7	0.69%	300

18	Whole Foods		6	0.69%	218

19	Raley's	Raley's Bel Air Markets	6	0.69%	331

20	Staples		13	0.67%	266

21	H E Butt Grocery		6	0.65%	291

22	Toys 'R' Us	Toys R Us	9	0.63%	312

23	Office Max Inc.		11	0.63%	250

24	Best Buy, Inc.		10	0.61%	225

25	Food Lion		8	0.51%	310

	Total		425	23.12%	9,987

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations
As of June 30, 2010	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2010	4.05%	4.42%	10.86%	10.54%	5.77%	5.11%
2011	13.56%	14.25%	14.01%	15.44%	13.66%	14.37%
2012	12.60%	13.70%	16.25%	17.94%	13.52%	14.16%
2013	13.58%	14.28%	20.20%	19.74%	15.25%	14.88%
2014	13.03%	12.37%	15.42%	14.37%	13.62%	12.58%
2015-2019	29.40%	29.21%	22.39%	21.03%	27.58%	28.27%
2020-2029	13.04%	11.02%	0.87%	0.95%	9.93%	9.87%

Leasing Activity
Signed Leases
	Number		New Rent	Prior Rent		Cash Increase
	of Leases	Square Feet	$PSF	$PSF	TI's $PSF	in Base Rent
Three Months Ended June 30, 2010
Retail New Leases	107	213	$16.44	$18.68	$7.46	-12.0%
Retail Renewals	154	603	12.99	12.84	1.31	1.2%
Industrial	44	611	4.63	4.65	0.75	-0.2%
Not Comparable Spaces	67	255
Total	372	1,682	$9.93	$10.20	$1.98	-2.7%

Six Months Ended June 30, 2010
Retail New Leases	217	616	$14.74	$16.09	$11.56	-8.4%
Retail Renewals	307	1,572	11.80	11.87	0.55	-0.6%
Industrial	78	1,075	4.40	4.59	0.95	-4.3%
Not Comparable Spaces	140	501
Total	742	3,763	$9.92	$10.27	$2.76	-3.5%

Occupancy	Quarter Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Signed Basis
Retail
Eastern Region	93.5%	93.0%	92.5%	92.7%	92.1%
Western Region	91.3%	90.9%	91.4%	90.6%	90.9%
Mountain Region	93.9%	93.4%	93.2%	93.1%	92.9%
Central Region	91.4%	91.2%	90.6%	91.5%	91.9%
Total Retail	92.6%	92.2%	91.8%	92.1%	92.1%
Industrial	86.0%	87.5%	87.8%	88.0%	87.7%
Total	90.8%	90.9%	90.8%	91.1%	90.9%

Commenced Basis
Retail
Eastern Region	89.3%	89.6%	89.3%	89.8%	89.7%
Western Region	88.4%	88.1%	89.3%	89.0%	88.9%
Mountain Region	91.9%	90.6%	89.2%	89.3%	88.6%
Central Region	89.0%	89.3%	87.9%	88.5%	88.5%
Total Retail	89.6%	89.5%	88.8%	89.2%	88.9%
Industrial	85.6%	87.3%	87.3%	86.2%	86.9%
Total	88.5%	88.9%	88.4%	88.4%	88.4%

Same Property Net Operating Income Growth (1)
Cash Basis
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Retail
Eastern Region	2.7%	-5.6%	1.0%	-4.6%
Western Region	0.4%	-3.9%	-1.6%	-1.7%
Mountain Region	1.0%	-7.7%	-1.8%	-5.2%
Central Region	0.0%	-6.2%	-1.1%	-4.4%
Total Retail	1.1%	-6.0%	-0.7%	-4.2%
Industrial	2.1%	-2.2%	-1.0%	-2.5%
Total	1.2%	-5.6%	-0.7%	-4.1%

(1)
Same Property NOI Growth includes the company's share of unconsolidated real estate joint ventures and parnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2010	%	2009	%	2009	%	2008	%	2007	%	2006	%

Western Region
California	$25,070	13.1%	$25,282	12.5%	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%	$50,074	12.1%
Oregon	673	0.4%	679	0.3%	1,342	0.3%	1,385	0.3%	929	0.2%	46	0.0%
Washington	582	0.3%	560	0.3%	1,124	0.3%	1,193	0.3%	1,295	0.3%	251	0.1%
Total Western Region	26,325	13.8%	26,522	13.1%	52,602	13.3%	53,754	12.7%	52,727	11.8%	50,371	12.2%

Mountain Region
Nevada	$15,400	8.0%	$15,941	7.9%	$31,505	8.0%	$34,360	8.1%	$31,338	7.0%	$27,796	6.7%
Arizona	11,863	6.2%	13,555	6.7%	26,845	6.8%	26,181	6.2%	23,192	5.2%	15,004	3.6%
Colorado	4,936	2.6%	5,152	2.5%	9,136	2.3%	10,779	2.4%	12,162	2.7%	13,488	3.3%
New Mexico	2,437	1.3%	4,892	2.4%	8,714	2.2%	11,355	2.7%	10,472	2.3%	11,394	2.8%
Utah	1,766	0.9%	1,858	0.9%	3,557	0.9%	3,614	0.9%	3,545	0.8%	3,231	0.8%
Total Mountain Region	36,402	19.0%	41,398	20.4%	79,757	20.2%	86,289	20.3%	80,709	18.0%	70,913	17.2%

Central Region
Texas	$59,895	31.1%	$59,632	29.4%	$113,454	28.7%	$124,407	29.2%	$154,800	34.7%	$154,473	37.4%
Louisiana	3,819	2.0%	4,191	2.1%	8,363	2.1%	10,907	2.6%	12,831	2.9%	12,754	3.1%
Arkansas	1,460	0.8%	1,507	0.7%	3,048	0.8%	3,006	0.7%	3,028	0.7%	3,505	0.8%
Illinois	1,266	0.7%	1,495	0.7%	2,960	0.7%	3,129	0.7%	2,378	0.5%	2,985	0.7%
Kansas	1,012	0.5%	944	0.5%	1,875	0.5%	1,949	0.5%	1,980	0.4%	3,714	0.9%
Missouri	595	0.3%	688	0.3%	1,405	0.4%	1,182	0.3%	1,440	0.3%	2,193	0.5%
Oklahoma	468	0.2%	486	0.2%	975	0.2%	955	0.2%	1,009	0.2%	3,002	0.7%
Total Central Region	68,516	35.6%	68,943	33.9%	132,080	33.4%	145,536	34.2%	177,466	39.7%	182,627	44.1%

Eastern Region
Florida	$29,423	15.3%	34,531	17.0%	$66,170	16.8%	$70,335	16.5%	$67,400	15.2%	$56,601	13.7%
North Carolina	12,290	6.4%	12,800	6.3%	25,476	6.5%	26,978	6.4%	27,027	6.1%	23,694	5.7%
Georgia	10,829	5.6%	11,232	5.5%	22,643	5.7%	25,039	5.9%	23,929	5.4%	14,861	3.6%
Kentucky	3,458	1.8%	3,285	1.6%	6,766	1.7%	6,629	1.6%	6,787	1.5%	5,944	1.5%
Tennessee	2,632	1.4%	2,421	1.2%	5,009	1.3%	7,015	1.6%	6,964	1.6%	7,386	1.8%
Virginia	1,803	0.9%	1,834	0.9%	3,626	0.9%	2,551	0.6%	2,036	0.5%	-	0.0%
South Carolina	150	0.1%	72	0.0%	306	0.1%	277	0.1%	287	0.1%	242	0.1%
Maine	200	0.1%	143	0.1%	355	0.1%	278	0.1%	381	0.1%	433	0.1%
Total Eastern Region	60,786	31.6%	66,319	32.6%	130,351	33.1%	139,102	32.8%	134,811	30.5%	109,161	26.5%

Total Net Operating Income	$192,029	100.0%	$203,181	100.0%	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%	$413,072	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of 6/30/2010
(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Los Angeles-Long Beach et al, CA	3	584	$16.71	385	$5,332	$13.85	145	$3,527	$24.30
Madera, CA	1	85	$12.54	52	$497	$9.54	25	$475	$18.69
Modesto, CA	1	79	$14.24	47	$461	$9.70	30	$645	$21.40
Redding, CA	1	121	$17.25	65	$560	$8.67	48	$1,377	$28.89
Riverside et al, CA	4	636	$18.07	331	$4,104	$12.41	200	$5,488	$27.41
Sacramento--Arden et al, CA	5	625	$11.53	342	$1,870	$5.47	213	$4,532	$21.27
San Diego-Carlsbad et al, CA	3	286	$21.89	162	$2,274	$14.03	113	$3,755	$33.13
San Francisco-Oakland et al, CA	3	447	$21.01	246	$3,631	$14.78	180	$5,309	$29.52
San Jose-Sunnyvale et al, CA	2	145	$20.53	66	$423	$6.43	75	$2,463	$32.93
Santa Cruz-Watsonville, CA	1	150	$9.88	93	$565	$6.06	55	$898	$16.38
Santa Rosa-Petaluma, CA	1	199	$12.59	55	$393	$7.20	29	$665	$22.60
Vallejo-Fairfield, CA	3	364	$16.22	180	$1,256	$6.99	156	$4,197	$26.82
California	28	3,722	$16.61	2,023	$21,366	$10.56	1,270	$33,331	$26.24
Portland-Vancouver et al, OR-WA	3	120	$13.54	66	$575	$8.75	43	$902	$20.78
Oregon	3	120	$13.54	66	$575	$8.75	43	$902	$20.78
Seattle-Tacoma-Bellevue, WA	4	82	$16.99	64	$978	$15.35	12	$312	$25.57
Washington	4	82	$16.99	64	$978	$15.35	12	$312	$25.57
Total West Region	35	3,923	$16.52	2,152	$22,919	$10.65	1,326	$34,545	$26.05

Mountain Region
Lake Havasu City-Kingman, AZ	1	182	$14.75	112	$1,425	$12.67	35	$747	$21.46
Phoenix-Mesa-Scottsdale, AZ	16	1,286	$14.08	698	$5,937	$8.50	499	$10,914	$21.87
Tucson, AZ	5	629	$14.21	333	$2,719	$8.15	194	$4,781	$24.60
Arizona	22	2,097	$14.17	1,144	$10,081	$8.81	728	$16,443	$22.58
Colorado Springs, CO	2	299	$8.60	243	$1,781	$7.33	45	$697	$15.45
Denver-Aurora, CO	9	961	$14.47	365	$3,333	$9.12	256	$5,657	$22.11
Colorado	11	1,260	$12.61	608	$5,115	$8.41	301	$6,353	$21.11
Las Vegas-Paradise, NV	13	2,367	$14.83	1,535	$16,159	$10.53	670	$16,533	$24.69
Nevada	13	2,367	$14.83	1,535	$16,159	$10.53	670	$16,533	$24.69
Albuquerque, NM	4	475	$13.83	235	$2,141	$9.09	155	$3,261	$21.04
New Mexico	4	475	$13.83	235	$2,141	$9.09	155	$3,261	$21.04
Provo-Orem, UT	1	30	$15.86	12	$165	$13.96	19	$317	$17.06
Salt Lake City, UT	2	276	$12.50	175	$1,795	$10.24	78	$1,372	$17.57
Utah	3	307	$12.86	187	$1,959	$10.48	97	$1,689	$17.47
Total Mountain Region	53	6,506	$14.09	3,710	$35,456	$9.56	1,950	$44,278	$22.70

Central Region
Little Rock-N. Little Rock, AR	3	358	$8.73	298	$2,211	$7.42	56	$877	$15.79
Arkansas	3	358	$8.73	298	$2,211	$7.42	56	$877	$15.79
Chicago et al, IL-IN-WI	1	304	$10.67	268	$2,554	$9.52	18	$499	$27.85
Illinois	1	304	$10.67	268	$2,554	$9.52	18	$499	$27.85
Kansas City, MO-KS	1	135	$9.80	76	$601	$7.89	33	$464	$14.26
Topeka, KS	1	116	$9.71	116	$1,123	$9.71	0	$0	$0.00
Kansas	2	251	$9.75	192	$1,724	$8.99	33	$464	$14.26
Hammond, LA	1	227	$6.43	108	$339	$3.14	82	$881	$10.76
Lafayette, LA	1	136	$10.24	18	$90	$5.00	57	$680	$11.89
Lake Charles, LA	4	440	$7.07	309	$1,665	$5.40	94	$1,184	$12.55
Monroe, LA	1	141	$5.12	89	$325	$3.64	37	$321	$8.70

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
New Orleans-Metairie-Kenner, LA	1	142	$14.33	78	$732	$9.36	58	$1,215	$21.06
Shreveport-Bossier City, LA	1	5	$23.29	0	$0	$0.00	5	$119	$23.29
Louisiana	9	1,092	$8.08	602	$3,151	$5.23	333	$4,400	$13.21
St. Louis, MO-IL	2	229	$8.92	130	$1,068	$8.21	38	$432	$11.32
Missouri	2	229	$8.92	130	$1,068	$8.21	38	$432	$11.32
Oklahoma City, OK	2	164	$7.58	104	$570	$5.51	51	$601	$11.80
Oklahoma	2	164	$7.58	104	$570	$5.51	51	$601	$11.80
Amarillo, TX	2	68	$9.71	11	$48	$4.22	40	$449	$11.27
Beaumont-Port Arthur, TX	6	281	$8.21	158	$787	$4.98	90	$1,248	$13.88
Brownsville-Harlingen, TX	1	8	$12.38	0	$0	$0.00	8	$99	$12.38
College Station-Bryan, TX	1	107	$10.87	86	$923	$10.74	21	$240	$11.44
Corpus Christi, TX	1	372	$12.90	245	$2,258	$9.21	114	$2,383	$20.81
Dallas-Fort Worth-Arlington, TX	10	1,256	$13.40	557	$5,999	$10.77	411	$6,972	$16.97
Houston-Baytown-Sugar Land, TX	62	4,738	$14.44	2,643	$26,197	$9.91	1,629	$35,502	$21.79
Killeen-Temple-Fort Hood, TX	1	115	$11.74	98	$1,033	$10.52	14	$284	$20.28
Laredo, TX	2	377	$13.62	227	$2,408	$10.60	97	$2,014	$20.68
Lubbock, TX	1	152	$8.67	112	$740	$6.58	31	$503	$16.28
Lufkin, TX	1	248	$6.57	205	$1,076	$5.26	22	$416	$18.59
McAllen-Edinburg-Pharr, TX	7	490	$11.82	377	$3,709	$9.84	85	$1,751	$20.57
Rio Grande City, TX	1	88	$11.19	76	$788	$10.42	11	$179	$16.59
San Antonio, TX	7	579	$12.06	375	$3,289	$8.77	161	$3,175	$19.73
Tyler, TX	1	62	$7.64	33	$212	$6.35	18	$183	$10.00
Texas	104	8,941	$13.18	5,204	$49,467	$9.51	2,753	$55,398	$20.12
Total Central Region	123	11,339	$12.25	6,798	$60,746	$8.94	3,281	$62,672	$19.10

East Region
Fort Walton Beach et al, FL	2	70	$15.08	45	$594	$13.29	14	$292	$20.79
Jacksonville, FL	2	319	$9.88	250	$1,873	$7.48	66	$1,258	$18.93
Miami-Fort Lauderdale et al, FL	17	1,097	$15.95	600	$6,344	$10.57	415	$9,844	$23.74
Orlando, FL	14	1,782	$15.54	1,051	$13,054	$12.43	436	$10,054	$23.05
Palm Bay-Melbourne et al, FL	3	182	$8.77	102	$587	$5.75	48	$731	$15.14
Palm Coast, FL	1	83	$17.51	53	$739	$13.90	27	$656	$24.73
Port St. Lucie-Fort Pierce, FL	1	50	$10.25	43	$381	$8.92	3	$91	$27.13
Punta Gorda, FL	2	25	$16.95	15	$215	$14.34	6	$137	$23.79
Sarasota-Bradenton-Venice, FL	1	97	$10.56	46	$324	$7.13	32	$491	$15.49
Tampa-St. Petersburg et al, FL	4	924	$13.45	512	$5,062	$9.88	280	$5,593	$19.97
Florida	47	4,630	$14.42	2,716	$29,173	$10.74	1,327	$29,147	$21.97
Atlanta-Sandy Springs et al, GA	14	1,591	$13.39	964	$9,241	$9.58	470	$9,960	$21.20
Gainesville, GA	1	28	$13.32	21	$239	$11.31	5	$111	$21.52
Georgia	15	1,619	$13.39	985	$9,479	$9.62	475	$10,071	$21.20
Lexington-Fayette, KY	2	299	$13.52	218	$2,012	$9.22	189	$3,493	$18.49
Louisville, KY-IN	1	169	$11.76	93	$848	$9.17	67	$1,033	$15.31
Kentucky	3	468	$13.02	311	$2,860	$9.20	256	$4,526	$17.66
Lewiston-Auburn, ME	1	154	$7.87	46	$346	$7.56	22	$186	$8.54
Maine	1	154	$7.87	46	$346	$7.56	22	$186	$8.54
Charlotte-Gastonia et al, NC-SC	4	319	$17.01	154	$2,131	$13.88	130	$2,695	$20.69
Durham, NC	5	207	$13.01	77	$846	$10.99	80	$1,197	$14.97
Raleigh-Cary, NC	12	1,548	$11.64	951	$7,467	$7.85	512	$9,562	$18.66
Southern Pines-Pinehurst, NC	1	250	$8.91	112	$565	$5.03	66	$1,023	$15.55
Wilmington, NC	1	79	$12.77	49	$400	$8.20	26	$559	$21.22
North Carolina	23	2,405	$12.26	1,343	$11,409	$8.50	815	$15,036	$18.46
Hilton Head Island-Beaufort, SC	1	22	$14.97	5	$47	$9.00	14	$247	$17.15
South Carolina	1	22	$14.97	5	$47	$9.00	14	$247	$17.15
Memphis, TN-MS-AR	7	546	$12.17	312	$3,285	$10.53	135	$2,160	$15.96
Tennessee	7	546	$12.17	312	$3,285	$10.53	135	$2,160	$15.96

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Total East Region	97	9,842	$13.46	5,718	$56,601	$9.90	3,044	$61,372	$20.16

Total Retail	308	31,610	$13.53	18,378	$175,722	$9.56	9,602	$202,867	$21.13

Industrial
West Region
San Diego-Carlsbad et al, CA	1	145	$6.36	65	$411	$6.31	1	$9	$10.18
California	1	145	$6.36	65	$411	$6.31	1	$9	$10.18

Total West Region	1	145	$6.36	65	$411	$6.31	1	$9	$10.18

Central Region
Austin-Round Rock, TX	6	427	$9.55	71	$649	$9.16	274	$2,648	$9.65
Dallas-Fort Worth-Arlington, TX	15	2,327	$4.54	1,607	$6,675	$4.15	368	$2,297	$6.24
Houston-Baytown-Sugar Land, TX	27	2,926	$5.52	2,276	$11,783	$5.18	342	$2,662	$7.79
San Antonio, TX	4	687	$5.38	411	$2,203	$5.36	176	$953	$5.42
Texas	52	6,366	$5.41	4,365	$21,309	$4.88	1,160	$8,560	$7.38
Total Central Region	52	6,366	$5.41	4,365	$21,309	$4.88	1,160	$8,560	$7.38

East Region
Lakeland, FL	2	768	$4.61	708	$3,262	$4.61	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.04	779	$3,137	$4.03	17	$80	$4.65
Florida	5	1,665	$4.31	1,487	$6,399	$4.30	17	$80	$4.65
Atlanta-Sandy Springs et al, GA	9	1,560	$3.84	1,104	$4,180	$3.79	25	$153	$6.12
Georgia	9	1,560	$3.84	1,104	$4,180	$3.79	25	$153	$6.12
Memphis, TN-MS-AR	3	685	$2.58	576	$1,483	$2.57	2	$8	$4.15
Tennessee	3	685	$2.58	576	$1,483	$2.57	2	$8	$4.15
Richmond, VA	9	904	$5.19	714	$3,672	$5.14	4	$54	$14.58
Virginia	9	904	$5.19	714	$3,672	$5.14	4	$54	$14.58

Total East Region	26	4,813	$4.08	3,881	$15,734	$4.05	48	$295	$6.17

Total Industrial	79	11,325	$4.86	8,312	$37,453	$4.51	1,209	$8,864	$7.33

Joint venture properties are reflected at WRI's pro rata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2010

		Gross Leasable Area
	# of	WRI	Joint Venture	Owned by
ALL PROPERTIES BY STATE	Properties	Owned	Share	Other	Total
Arizona	23	2,118,262	-	1,204,412	3,322,674
Arkansas	3	358,030	-	-	358,030
California	29	3,866,885	889,395	546,242	5,302,523
Colorado	11	1,260,262	1,108,758	1,252,257	3,621,273
Florida	52	6,436,624	3,293,060	1,349,187	11,071,803
Georgia	23	3,228,388	933,066	716,003	4,877,457
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	604,105	-	127,614	731,719
Louisiana	11	1,146,192	415,590	693,875	2,255,657
Maine	1	153,535	51,178	-	204,713
Missouri	2	229,232	28,317	-	257,549
Nevada	12	2,367,397	-	1,160,131	3,527,528
New Mexico	4	474,770	-	216,134	690,904
North Carolina	24	2,458,432	181,859	742,374	3,382,665
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,230,711	674,070	137,740	2,042,521
Texas	153	15,499,518	5,364,666	3,028,349	23,892,532
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	904,159	1,607,058	-	2,511,217
Washington	4	81,875	327,497	65,346	474,718
Grand Total	386	43,584,901	15,090,803	11,598,621	70,267,253

Total Retail	306	31,882,296	9,805,655	11,397,771	53,078,650

Total Industrial	77	11,421,034	5,285,148	200,850	16,907,032

Total Other	3	281,571	-	-	281,571

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(+) Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE: Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Retail
Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.00%		103,568	0	70,255	173,823
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City	Target (O.B.O.), Kohls (O.B.O.), PetsMart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.00%		182,168	0	197,360	379,528
Raintree Ranch	Ray Road at Price Road, Chandler	Whole Foods +, Golf Galaxy, Bodhi Wellness Center	100.00%		136,230	0	0	136,230
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		29,834	0	168,624	198,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.00%		45,751	0	62,800	108,551
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.00%		69,212	0	136,000	205,212
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa	Hobby Lobby, Dollar Tree	100.00%		92,626	0	0	92,626
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Office Max, Blockbuster	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.), Home Depot (O.B.O.)	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Fresh N Easy +, Family Dollar, Mega Furniture	100.00%		66,787	0	0	66,787
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		60,728	0	0	60,728
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes (O.B.O.)	100.00%		102,271	0	165,000	267,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Safeway + (O.B.O.)	100.00%		10,337	0	0	10,337
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +, Ross Dress for Less	100.00%		144,962	0	0	144,962
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		157,359	0	0	157,359
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market +	100.00%		88,665	0	20,406	109,071
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreens, Dollar Tree	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		249,711	0	10,000	259,711
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot (O.B.O.), PetSmart, Walgreens, Ultimate Electronics, Ulta	100.00%		149,961	0	105,329	255,290
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 22				2,097,140	0	1,204,412	3,301,552

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.00%		178,500	0	0	178,500
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				358,030	0	0	358,030

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Winco Foods + (O.B.O.), Burlington Coat Factory, Petsmart, Rite Aid, Big 5	50.00%	(1)(3)	106,561	106,561	93,696	306,818
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.00%	(1)(3)	97,028	97,028	0	194,057
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware	100.00%		162,764	0	0	162,764
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco, 24 Hour Fitness	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.00%		308,406	0	0	308,406
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +, Dollar Tree	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Golf Galaxy, Dollar Tree	100.00%		129,651	0	0	129,651
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, 24 Hour Fitness, Big Cinemas	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less +, Bally Total Fitness	100.00%		85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Ross Dress for Less, Dollar Tree	100.00%		124,494	0	124,303	248,797

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshalls, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		227,872	0	0	227,872
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sports Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.00%		121,183	0	131,468	252,651
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	100.00%		93,491	0	0	93,491
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +, Dollar Tree	100.00%		129,072	0	0	129,072
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	0	98,240
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreens, Orchard Supply (O.B.O.)	100.00%		132,925	0	65,000	197,925
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.00%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +	100.00%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Rite Aid	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,820	0	0	417,820
California Total:	# of Properties: 28				3,721,532	307,982	546,242	4,575,757

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Barnes & Noble, Ross Dress For Less, Sports Authority, Super Target + (O.B.O.)	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.00%		83,878	0	206,586	290,464
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods, ARC Thrift	100.00%		215,438	0	0	215,438
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.00%	(1)(3)	28,474	28,474	58,000	114,947
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	50.00%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Sports Authority, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,346	131,960	90,000	359,305
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Sunflower Farmers Market +, Barnes & Noble, Office Max, Michaels, Dollar Tree, Cost Plus	51.00%	(1)(3)	108,190	103,947	174,000	386,137
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens (O.B.O.)	50.00%	(1)	48,521	48,521	14,100	111,142
Colorado Total:	# of Properties: 9				898,479	587,352	777,386	2,263,213

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen, Dollar Tree	100.00%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard, Clearwater	Publix +, T.J. Maxx, Home Goods	100.00%		242,417	0	0	242,417
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreens, Tuesday Morning	100.00%		131,723	0	48,214	179,937
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Michaels, Office Depot, PetsMart	25.00%	(1)(3)	42,918	128,752	0	171,670
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	20.00%	(1)	72,943	291,771	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.00%		312,447	0	0	312,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,083	0	0	161,083
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s, Marshalls, PetsMart, Bed Bath & Beyond, Staples, Michaels, Target (O.B.O.), Albertsons + (O.B.O.)	100.00%		377,616	0	197,631	575,247

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	Ashley Furniture	20.00%	(1)(3)	19,294	77,178	0	96,472
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,173	88,694	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linens, Bally Total Fitness	20.00%	(1)(3)	47,234	188,936	0	236,170
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, PetsMart, Jo Ann Fabrics, The Sports Authority, HH Gregg	50.00%	(1)	131,768	131,768	0	263,537
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Ross Dress for Less, Babies “R” Us, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		502,928	0	0	502,928
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s, Dollar Tree	100.00%		95,208	0	64,627	159,835
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando	Whole Foods +, Golf Galaxy, Michaels	100.00%		145,704	0	0	145,704
Phillips Landing	Turkey Lake Rd., Orlando	Wal-Mart (O.B.O.), Planet Fitness	100.00%		66,223	0	219,815	286,038
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,222	260,886	0	326,108
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave., Orlando	Save Rite +, Dollar Tree	100.00%		101,486	0	0	101,486
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +	30.00%	(1)	29,752	69,420	0	99,172
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast	Super Target (O.B.O.) +, PetsMart, T.J. Maxx, Ross Dress for Less, Michaels	50.00%	(1)(3)	83,398	83,398	189,398	356,195
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Walgreens	20.00%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	30.00%	(1)	43,696	101,956	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +	20.00%	(1)(3)	25,284	101,135	0	126,419
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	U.S. Post Office, Keiser College	100.00%		130,942	0	105,350	236,292
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshalls, Office Depot, LA Fitness	20.00%	(1)(3)	60,761	243,044	0	303,805
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)	980	2,941	0	3,921
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road,	The Sports Authority, DSW, Marshalls, Old Navy, Petco, Super Target + (O.B.O.)	100.00%		312,253	0	185,000	497,253
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr, St. Augustine	Epic Theaters (O.B.O.)	70.00%	(1)	6,103	2,615	51,977	53,625
Pineapple Commons	Us Highway 1 and Britt Rd., Stuart	City Furniture, Best Buy, Ross Dress for Less, PetsMart, Marshalls	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +	100.00%		102,382	0	0	102,382
Florida Total:	# of Properties: 45				4,550,776	3,228,615	1,245,012	9,017,335

Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Petco, Office Max, Books-A-Million, Super Target + (O.B.O.)	100.00%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd, Alpharetta	Bed Bath & Beyond, Ross Dress for Less, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	Shopper's World, DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	30.00%	(1)	29,925	69,824	0	99,749
Perimeter Village	Ashford-Dunwoody Rd, Atlanta	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Borders, Hobby Lobby	100.00%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix +	20.00%	(1)	13,681	54,726	0	68,407
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshalls, Staples	100.00%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard,	Kroger + (O.B.O.)	100.00%		25,158	0	70,104	95,262

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd.,	Kroger +	30.00%	(1)	27,776	64,811	0	92,587
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	30.00%	(1)	21,835	50,949	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.00%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O.)	100.00%		199,594	0	174,000	373,594
Georgia Total:	# of Properties: 15				1,618,809	322,655	716,003	2,657,467

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St., Burbank	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, Petsmart	100.00%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.00%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	T.J. Maxx, Michaels, Kroger + (O.B.O.)	100.00%		136,262	0	46,044	182,306
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		174,290	0	5,160	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Staples, AJ Wright (O.B.O.)	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 45				604,105	0	127,614	731,719

Louisiana
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Ross	100.00%		227,352	0	0	227,352
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.00%		142,315	0	139,300	281,615
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books-A-Million	7.80%	(1)(3)	13,139	147,100	174,700	334,939
Westwood Village	W. Congress at Bertrand, Lafayette	Rouses Supermarket +, Stage	100.00%		135,896	0	0	135,896
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Burke's Outlet, Anna's Linens, Family Dollar	100.00%		172,068	0	0	172,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stage	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshalls (O.B.O.), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.00%		8,243	0	205,375	213,618
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books-A-Million	100.00%		151,588	0	0	151,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.00%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy (O.B.O), Bed Bath & Beyond	20.40%	(1)(3)	41,137	160,516	174,500	376,153
University Place	71st St. at Youree Dr., Shreveport		100.00%		5,100	0	0	5,100
Louisiana Total:	# of Properties: 11				1,146,192	415,590	693,875	2,255,657

Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.00%	(1)	153,535	51,178	0	204,713
Maine Total:	# of Properties: 1				153,535	51,178	0	204,713

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michaels, Sears Hardware	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	O'Reilly Automotive, Value Village	50.00%	(1)(3)	28,317	28,317	0	56,634

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Missouri Total:	# of Properties: 2				229,232	28,317	0	257,549

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.), Trader Joe's +	100.00%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority, Ulta	100.00%		428,404	0	0	428,404
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetsMart	100.00%		332,539	0	0	332,539
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	El Super +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Fallas Paredes, La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug-CVS (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.00%		152,475	0	60,018	212,493
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food + (O.B.O.), Dollar Tree	100.00%		78,218	0	70,495	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		273,916	0	0	273,916
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		84,743	0	0	84,743
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority	100.00%		246,483	0	394,271	640,754
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food + (O.B.O.), Family Dollar	100.00%		71,460	0	73,168	144,628
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter + (O.B.O.), Lowe’s (O.B.O.), PetsMart, Office Depot, Michaels, Anna's Linens	100.00%		211,755	0	386,458	598,213
Nevada Total:	# of Properties: 12				2,367,397	0	1,160,131	3,527,528

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		119,111	0	0	119,111
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		107,902	0	0	107,902
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Skechers, Pima Medical Institute, Ultimate Electronics, Dollar Tree	100.00%		196,044	0	0	196,044
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter + (O.B.O.), Dollar Tree	100.00%		51,713	0	216,134	267,847
New Mexico Total:	# of Properties: 4				474,770	0	216,134	690,904

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart (O.B.O.)	100.00%		120,604	0	207,602	328,206
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion +	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.00%		41,941	0	402,620	444,561
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		42,517	0	0	42,517
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Rite Aid	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michaels, Belk’s	100.00%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,622	0	0	111,622
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.00%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite Aid	100.00%		114,396	0	0	114,396
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raleigh	Lowe's Food + (O.B.O.)	100.00%		17,119	0	45,802	62,921
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		467,270	0	0	467,270
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart	100.00%		188,521	0	0	188,521

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	30.00%	(1)	20,592	48,049	0	68,641
North Carolina Total:	# of Properties: 22				2,325,255	181,859	742,374	3,249,488

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.00%		128,231	0	0	128,231
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O.)	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave, Portland	Safeway +	100.00%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		192,324	0	0	192,324
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshalls	30.00%	(1)	50,087	116,871	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshalls	30.00%	(1)	18,461	43,077	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreens	100.00%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	30.00%	(1)	25,154	58,693	0	83,847
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		137,335	0	0	137,335
Tennessee Total:	# of Properties: 5				437,851	218,641	0	656,492

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,579	110,950	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.00%		48,149	0	0	48,149
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Gateway Station	I-35W and McAlister Rd., Burleson	Conn's	70.00%	(1)	47,950	20,550	0	68,500
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		305,671	0	0	305,671
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshalls, H. E. B. +, (O.B.O.), Target (O.B.O.), Old Navy, Hobby Lobby, Steinmart	100.00%		372,035	0	161,909	533,944
Horne Street Market	I-30 & Horne Street, Fort Worth	24 Hour Fitness	100.00%		42,267	0	0	42,267
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Home Depot (O.B.O.), Goody, Anna’s Linens, Sprouts Farmers Market +	100.00%		355,302	0	110,000	465,302
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,228	63,628	0	74,856
Food King Place	25th St. at Avenue P, Galveston	Vacant	100.00%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal, Houston	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama, Houston	PetsMart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd., Houston	Fitness Connections (O.B.O.)	100.00%		35,434	0	86,000	121,434
Bellaire Boulevard	Bellaire at S. Rice, Houston	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock, Houston	Belden’s +, Walgreens	100.00%		103,336	0	0	103,336

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Centre at Post Oak	Westheimer at Post Oak Blvd., Houston	Marshalls, Barnes & Noble, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr., Houston	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Cullen at Reed, Houston	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington, Houston	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station, Houston	Kroger +, Office Depot, Babies “R” Us	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell, Houston	Jack in the Box, CVS/pharmacy (O.B.O.), US Postal Service (O.B.O.)	100.00%		1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy., Houston	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Quitman at Fulton, Houston	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport, Houston	Save-A-Lot +	100.00%		37,117	0	0	37,117
Glenbrook Square	Telephone Road, Houston	Kroger +, Blockbuster	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Griggs at Cullen, Houston	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116
Harrisburg Plaza	Harrisburg at Wayside, Houston	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale, Houston	Kroger +, Walgreens	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960, Houston	Kroger +, Conn’s, Walgreens, Michaels (O.B.O.), DSW (O.B.O.)	100.00%		176,446	0	99,000	275,446
I-45/Telephone Rd. Center	I-45 at Maxwell Street, Houston	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789
Jacinto City	Market at Baca, Houston	Sellers Bros. +	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	Freebirds Burrito	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St., Houston	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Little York at E. Hardy, Houston	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,082	96,796	0	113,878
Lyons Avenue	Lyons at Shotwell, Houston	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest, Houston	Whole Foods Market +	100.00%		84,084	0	0	84,084
North Main Square	Pecore at N. Main, Houston	O'Reilly Auto Parts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial, Houston	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,779	344,414	0	405,193
North Triangle	I-45 at F.M. 1960, Houston	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th, Houston	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288
Northwest Crossing	N.W. Fwy. at Hollister, Houston	Target (O.B.O.), Marshalls, Babies “R” Us, Best Buy	75.00%	(1)(3)	136,177	45,392	120,721	302,290
Oak Forest	W. 43rd at Oak Forest, Houston	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		147,705	0	0	147,705
Orchard Green	Gulfton at Renwick, Houston	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45, Houston	ATI Career Training Center	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy., Houston	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall's /Norchester	Grant at Jones, Houston	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610, Houston	Best Buy (O.B.O.), Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead, Houston	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd, Houston	Barnes & Noble, Talbots, JoS. A. Bank, Ann Taylor, Gap	100.00%		248,820	0	0	248,820
Sheldon Forest North	North, I-10 at Sheldon, Houston	Family Dollar	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon, Houston	Gerland’s +, Burke’s Outlet	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail, Houston	Fiesta +, Office Depot, PetsMart, Ross Dress for Less, Big Lots	70.00%	(1)	172,990	74,139	0	247,129
Southgate	W. Fuqua at Hiram Clark, Houston	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,789	106,471	0	125,260
Spring Plaza	Hammerly at Campbell, Houston	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166
Stella Link	Stella Link at S. Braeswood, Houston	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St, Houston	Fiesta +	100.00%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock, Houston	99 Ranch Market +	100.00%		97,217	0	0	97,217
Village Arcade	University at Kirby, Houston	Gap, Baby Gap, Chicos	100.00%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby, Houston	Talbots	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby, Houston	American Eagle Outfitters, Banana Republic, Express	100.00%		107,337	0	0	107,337
Westchase Center	Westheimer at Wilcrest, Houston	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Petco, Target (O.B.O.)	100.00%		231,767	0	99,550	331,317
Westhill Village	Westheimer at Hillcroft, Houston	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,512	0	0	130,512
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	La Marque Fire Dept. (O.B.O.)	100.00%		14,873	0	30,688	45,561

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H. E. B. + (O.B.O.), Marshalls	100.00%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,853	0	0	134,853
League City Plaza	I-45 at F.M. 518, League City	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,677	0	0	151,677
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Conn's	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Market at Nolana	Nolana Ave and 29th St., McAllen	Wal-Mart (O.B.O.)	50.00%	(1)(3)	20,342	20,342	203,818	244,501
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	37,758	37,758	0	75,517
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar, Harbor Freight	100.00%		155,219	0	0	155,219
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission	Wal-Mart (O.B.O.), Kohl's, Dollar Tree	50.00%	(1)(3)	56,456	56,456	188,262	301,174
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	Target (O.B.O.), H. E. B. +, T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	172,234	172,234	131,909	476,376
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O.)	100.00%		114,489	0	65,084	179,573
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd., Plano	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders, PETCO Animal Supplies Inc.	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B. +, Beall’s, Dollar General	50.00%	(1)(3)	88,346	88,346	0	176,693
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Michaels	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreens (O.B.O.)	100.00%		40,513	0	81,176	121,689
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O.), Target (O.B.O.), Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna's Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antoino	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshalls, Blockbuster, Dollar Tree	100.00%		91,184	0	0	91,184
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshalls, DSW Shoe Warehouse, Ross Dress for Less	100.00%		375,547	0	0	375,547
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Dollar Tree, Big Lots (O.B.O.)	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		61,505	0	0	61,505
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Texas Total:	# of Properties: 98				8,933,085	3,333,829	2,625,499	14,892,412

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Fresh Market + (O.B.O.), Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Office Depot, Target (O.B.O.), Petco	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Dollar Tree	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + (O.B.O.)	20.00%	(1)(3)	15,533	62,133	65,346	143,012

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,802	107,208	0	134,010
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +, Ross Dress for Less	20.00%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,875	327,497	65,346	474,718

Industrial

Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, Eaton Electrical Inc., Bose Corporation	20.00%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766

Florida
Crosswinds Distribution Center	Tech Com at Wurzback Parkway, San Antonio	American Tile Supply	100.00%		142,276	0	0	142,276
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.,	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., South Dade Automotive	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 6				1,807,082	0	0	1,807,082

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,120	0	0	382,120
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Vacant	100.00%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway, Atlanta	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,579	610,411	0	2,219,990

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, Kuehne & Nagel, TricorBraun	20.00%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard,	Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		119,753	0	0	119,753

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	Texas EZ Pawn	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.	100.00%		57,697	0	0	57,697
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	Luxury of Leather, Jet Pay, LLC	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Dave & Busters, All-Tex Supply	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Restaurant Technologies, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	ASCOA - Ambulatory Surgical Center	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St., Houston	Prefco Corp.	100.00%		104,975	0	0	104,975
610 and 11th St. Warehouse	Loop 610 at 11th St., Houston	Iron Mountain	20.00%	(1)(3)	48,728	194,914	0	243,642
610/288 Business Park	Cannon Street, Houston	Palmer Logistics	20.00%	(1)(3)	58,962	235,848	0	294,810
Beltway 8 Business Park	Beltway 8 at Petersham Dr., Houston	Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive, Houston	Star Displays	100.00%		59,359	0	0	59,359
Brookhollow Business Center	Dacoma at Directors Row, Houston	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,970	0	0	133,970
Crestview	Bissonnet at Wilcrest, Houston	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Crosspoint, Houston	Foam Enterprises, LLC	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane, Houston	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Kempwood Industrial	Kempwood Dr. at Blankenship Dr., Houston	Pioneer Contract Services, Veritas Geophysical Corporation	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr., Houston	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St., Houston	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York, Houston	Genesis Worldwide Logistics, Synergy Cables USA	20.00%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Loop 610 East at Homestead, Houston	Jet Lube, Inc., South Texas Bolt & Fitting, Custom Polymers	20.00%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90, Houston	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Mesa at U.S. 90 , Houston	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Mesa at U.S. 90, Houston	Distribution International SW, AJ Logistics, YRC Logistics Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90, Houston	DSC Logistics, Georgia Gulf Chemicals & Vinyl	20.00%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr., Houston	Lumber Liquidators	50.00%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610, Houston	Surface Preparation - Texas, LLC	100.00%		159,886	0	0	159,886
Stonecrest Business Center	Wilcrest at Fallstone, Houston	Alpha Omega Caseworks	100.00%		110,783	0	0	110,783
Town & Country Commerce Center	I-10 at Beltway 8, Houston	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Wirt Rd. at I-10, Houston	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10, Houston	Inter-Tel Technologies	100.00%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10, Houston	Network-Interstate Co.	100.00%		99,883	0	0	99,883
Westgate Service Center	Park Row Drive at Whiteback Dr., Houston	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.00%		122,096	0	0	122,096
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc.	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Underwriters Laboratories, Motion Dynamics	100.00%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Weingarten Realty Regional Office, Quadravox, Inc.	100.00%		101,140	0	0	101,140
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%		251,645	0	0	251,645
Texas Total:	# of Properties: 49				6,168,938	2,030,837	0	8,199,775

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	FedEx, Owens & Minor	100.00%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	International Paper, Techturn, The Kane Company, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	United States of America	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix, Sunrise Construction	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, Three Way, Wyeth-Ayerst Pharmaceuticals	20.00%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., EGL Eagle Global Logistics, LP, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				904,159	1,607,058	0	2,511,217

Other

Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North, Houston	State of Texas, Weingarten Realty Regional Office	100.00%		139,449	0	0	139,449
Citadel Plaza	Citadel Plaza Dr., Houston	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				260,449	0	0	260,449

Total Operating Properties	# of Properties: 376				42,766,067	14,504,952	10,478,985	67,742,932

New Development

Colorado
River Point at Sheridan	Highway 85 and Highway 285, Sheridan		50.00%	(1)(2)	50,745	50,745	331,174	432,664
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	311,038	470,661	143,697	925,396
Colorado Total:	# of Properties: 2				361,783	521,406	474,871	1,358,060

Florida
Clermont Landing	U.S. 27 & Steve's Road, Clermont		55.00%	(1)(2)(3)	78,766	64,445	104,175	247,386
Florida Total:	# of Properties: 1				78,766	64,445	104,175	247,386

North Carolina
Surf City Crossing	Highway 17 and Highway 210, Surf City		100.00%	(2)	53,776	0	0	53,776
Waterford Village	U.S. Hwy 17 & U.S. Hwy 74/76, Leland		100.00%	(2)	79,401	0	0	79,401
North Carolina Total:	# of Properties: 2				133,177	0	0	133,177

Tennessee
Ridgeway Trace	Poplar Avenue and Ridgeway Road, Memphis		100.00%	(2)	108,062	0	137,740	245,802
Tennessee Total:	# of Properties: 1				108,062	0	137,740	245,802

Texas
Claywood Industrial Park	Clay at Hollister, Houston		100.00%	(2)	101,125	0	200,850	301,975

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		100.00%	(2)	8,000	0	117,000	125,000
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	15,341	0	85,000	100,341
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	12,580	0	0	12,580
Texas Total:	# of Properties: 4				137,046	0	402,850	539,896

Total New Developments	# of Properties: 10				818,834	585,851	1,119,636	2,524,321

Unimproved Land

Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								63,336
Arizona Total:								798,629

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								447,361
California Total:								586,317

Colorado
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,496
Georgia Total:								3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,915
70th St. at Mansfield Rd., Shreveport								41,704
Louisiana Total:								76,619

Nevada
SWC Highway 215 at Decatur, Las Vegas								1,103,810
Nevada Total:								1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland								549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh								510,959
U.S. 15-501 and Bruce Wood Rd, Southern Pines								1,047,000
Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,479,317
North Carolina Total:								7,611,236

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								138,304
Tennessee Total:								138,304

Weingarten Realty Investors
Property Listing
As of June 30, 2010
					Gross Leasable Area
			WRI			Joint
			Owned	Foot	WRI	Venture	Owned by
Center	Location	Anchors	%	Notes	Owned	Share	Other	Total

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								954,835
Rock Prairie Rd. at Hwy. 6, College Station								2,867,990
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,918
Citadel Plaza at 610 North Loop, Houston								137,000
East Orem, Houston								122,000
Kirkwood at Dashwood Drive, Houston								322,000
Mesa Road at Tidwell, Houston								35,898
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,000
West Loop North at Interstate 10, Houston								145,000
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,000
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 (Potranco Road) and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								201,000
FM 2920 and Highway 249, Tomball								1,467,754
Texas Total:								19,477,157

Utah
South 300 West & West Paxton Avenue, Salt Lake City								324,958
Utah Total:								324,958

Total Unimproved Land								35,997,630

Other Topics of Interest

Weingarten Realty Investors
Supplemental Leasing Information
(at pro rata share)

Leasing Summary Roll-Forward for Former Vacant Spaces Over 15,000 Square Feet

	Status as of	Status as of			Status as of
	12/31/2009	June 30, 2010			June 30, 2010

Beginning of period	43	43		Beginning of period	25
New Vacancies		3	(*)	New Vacancies	3	(*)
End of Period	43	46		End of Period	28

Leased	-18	-29		Leased	-11

Vacant	25	17		Vacant	17

At Lease	-5	-2		At Lease	-2
At LOI	-5	-2		At LOI	-2

	15	13			13

(*)	Includes a former Mervyn's in California and a former Albertson's in Texas which both have been leased.

Percentage of 2010 Retail Renewals Completed
As of July 26, 2010

				% of 2010
				Renewals
	Renewed SF	Expiring SF (1)	Total	Completed

1Q 2010	1,098,428	20,368	1,118,796	98%
2Q 2010	641,580	102,529	744,109	86%
3Q 2010	674,910	210,041	884,951	76%
4Q 2010	474,363	379,750	854,113	56%
Total 2010	2,889,281	712,688	3,601,969	80%

(1)	Excludes tenants with options that are exercisable in 2010